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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: November 26, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                                TEXAS 74-1611874
      (State or other jurisdiction of (I.R.S. Employer Identification No.)
                         incorporation or organization)

                        15835 Park Ten Place Drive 77084
                            Houston, Texas (Zip Code)
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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


ITEM 5. OTHER EVENTS

     On November 26, 2002, the Company announced that it has a commitment from ESSO Exploration Angola (Block 15) Limited to enter into a contact for the use of the ATWOOD EAGLE to drill three firm wells, plus options for four additional wells, off the coast of Angola. A copy of the press release announcing the contract award is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS


EXHIBIT 99.1      PRESS RELEASE DATED NOVEMBER 26, 2002

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT NOVEMBER 26, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     Additional information with respect to the Company's contract status summary at November 26, 2002 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATWOOD OCEANICS, INC.
                                              (Registrant)



                                              /s/ James M. Holland
                                              James M. Holland
                                              Senior Vice President

                                              DATE:      November 26, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION

99.1               Press Release Dated November 26, 2002

99.2               Contract Status Summary at November 26, 2002

                                                                   EXHIBIT 99.1

ATWOOD ANNOUNCES CONTRACT COMMITMENT
FOR THE ATWOOD EAGLE

HOUSTON, TEXAS
26 November 2002
FOR IMMEDIATE RELEASE:

         Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE:ATW) announced today that the Company has a commitment from ESSO EXPLORATION ANGOLA (BLOCK 15) LIMITED to enter into a contract for the use of the ATWOOD EAGLE to drill three firm wells, plus options for four additional wells, off the coast of Angola. In accordance with the commitment, the Company has entered into a contract with a towing company to transport the rig from Greece to Angola, which is estimated to take 55 to 60 days, with the tow scheduled to commence around November 30, 2002. The contract, which should be formalized in December 2002, will provide for a dayrate of $83,000 and will include a $2.7 million mobilization payment. If all seven wells are drilled, it could take approximately one year to complete the drilling program.

         Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.


                                                       CONTACT: JIM HOLLAND
                                                             (281) 749-7804

                                                                  EXHIBIT 99.2

                                  EXHIBIT 99.2
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                              AT NOVEMBER 26, 2002

      NAME OF RIG             LOCATION               CUSTOMER                          CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON                  MALAYSIA      WOODSIDE ENERGY LTD.       The rig has completed its work for Shell in
                                                                        Malaysia and has commenced its mobilization
                                                                        to Australia (expected to take three weeks)
                                                                        to commence its two wells plus three-option
                                                                        wells contract for Woodside Energy Ltd.

ATWOOD HUNTER                   EGYPT        BURULLUS GAS COMPANY       The rig's current contract with Burullus has
                                             ("BURULLUS")               been extended by two additional wells.  The
                                                                        rig has been awarded a one-well contract by German
                                                                        Oil & Gas Egypt. It should take approximately
                                                                        100 days to complete the drilling of the three
                                                                        wells.

ATWOOD EAGLE                    GREECE       ESSO EXPLORATION ANGOLA    The Company has a commitment from ESSO to
                            PREPARING FOR    (BLOCK 15)LIMITED          enter into a contract for the use of the rig
                            TOW TO ANGOLA    ("ESSO")                   to drill three firm wells, plus options for
                                                                        four additional wells, off the coast of Angola.
                                                                        The tow from Greece to Angola is estimated to
                                                                        take 55 to 60 days to complete. If all seven
                                                                        wells are drilled, it could take approximately
                                                                        one year to complete the drilling program.

SEAHAWK                       MALAYSIA       EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.






ATWOOD SOUTHERN CROSS      MEDITERRANEAN     ENI S.P.A. - AGIP          The rig is in Italy completing certain
                                 SEA         DIVISION ("AGIP" )         upgrades to meet Italian requirements before
                                                                        it can commence its contract for AGIP. The rig
                                                                        is expected to commence the AGIP contract in early
                                                                        December 2002, with the work expected to take
                                                                        three to five months to complete.

SEASCOUT                    UNITED STATES                               The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
VICKSBURG                     MALAYSIA       EXXONMOBIL EXPLORATION     In early October 2002, the rig commenced a
                                             AND PRODUCTION MALAYSIA    two-year drilling program (with an option by
                                             INC. ("EMEPMI")            EMEPMI for one additional year), with EMEPMI
                                                                        having the right to terminate the drilling
                                                                        program after one year at any time with a
                                                                        120 days notice period

ATWOOD BEACON                  UNDER                                    The Company expects the construction of this
                            CONSTRUCTION                                ultra-premium jack-up drilling unit to be
                                                                        completed in June 2003.

SUBMERSIBLE -
RICHMOND                    UNITED STATES    APPLIED DRILLING           The rig is currently drilling one well for
                           GULF OF MEXICO    TECHNOLOGY INC.            Applied Drilling Technology Inc., which is
                                                                        expected to be completed in late November/early
                                                                        December 2002. Immediately upon completion
                                                                        of its current contract, the rig will drill
                                                                        one well for Burlington Resources Oil & Gas
                                                                        Company. Contract opportunities to commence
                                                                        following completion of the rig's current
                                                                        contract are being pursued in the U.S. Gulf of
                                                                        Mexico.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH            AUSTRALIA      WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.